                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ James R. Ukropina                                     September 28, 1995
    -----------------
    James R. Ukropina
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Lynne V. Cheney                                         September 28, 1995
    ---------------
    Lynne V. Cheney
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Lodwrick M. Cook                                         September 28, 1995
    ----------------
    Lodwrick M. Cook
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Houston I. Flournoy                                      September 28, 1995
    -------------------
    Houston I. Flournoy
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ James F. Gibbons                                         September 28, 1995
    ----------------
    James F. Gibbons
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Lawrence O. Kitchen                                      September 28, 1995
    -------------------
    Lawrence O. Kitchen
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Vincent N. Marafino                                     September 28, 1995
    -------------------
    Vincent N. Marafino
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ David S. Potter                                         September 28, 1995
    ---------------
    David S. Potter
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, those listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Daniel M. Tellep                                         September 28, 1995
    ----------------
    Daniel M. Tellep
    Chairman of the Board,
      Chief Executive Officer
  and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Carlisle A. H. Trost                                     September 28, 1995
    --------------------
    Carlisle A. H. Trost
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Douglas C. Yearley                                       September 28, 1995
    ------------------
    Douglas C. Yearley
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Norman R. Augustine                                      September 28, 1995
    -------------------
    Norman R. Augustine
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, those listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Marcus C. Bennett                                        September 28, 1995
    -----------------
    Marcus C. Bennett
    Senior Vice President,
      Chief Financial Officer
      and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ A. James Clark                                           September 28, 1995
    --------------
    A. James Clark
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Edwin I. Colodny                                         September 28, 1995
    ----------------
    Edwin I. Colodny
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ James L. Everett, III                                    September 28, 1995
    ---------------------
    James L. Everett, III
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Edward L. Hennessy, Jr.                                  September 28, 1995
    -----------------------
    Edward L. Hennessy, Jr.
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Edward E. Hood, Jr.                                       September 28, 1995
    -------------------
    Edward E. Hood, Jr.
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Caleb B. Hurtt                                            September 28, 1995
    --------------
    Caleb B. Hurtt
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Gwendolyn S. King                                         September 28, 1995
    -----------------
    Gwendolyn S. King
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Gordon S. Macklin                                       September 28, 1995
    -----------------
    Gordon S. Macklin
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Eugene F. Murphy                            September 28, 1995
    ----------------
    Eugene F. Murphy
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Allen E. Murray                                           September 28, 1995
    ---------------
    Allen E. Murray
    Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes and appoints Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, those listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements (or post-effective amendments) on Form S-8 relating to The Lockheed Martin Corporation Deferred Management Incentive Compensation Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


/s/ Robert E. Rulon                                           September 28, 1995
    ---------------
    Robert E. Rulon
    Controller and
      Chief Accounting Officer